UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021 ( November 8, 2021)

SMG INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

710 N. Post Oak Road, Suite 400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(713-955-3497)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANAGEMENTS OF CERTAIN OFFICERS

On November 8, 2021, SMG Industries Inc.’s board of directors appointed two new members to serve on its board of directors. Our current Chief Transition Officer, Mr. Steven H. Madden, and Newton Dorsett have been appointed to fill the vacancies on our board of directors created by the resignation of Steven Paulson and Michael A. Gilbert II from our board of directors on November 8, 2021. The resignation of Messrs. Paulson and Gilbert is not the result of any disagreement between either of them and the Company related to the operations, policies or practices of the Company. Each of Mr. Madden and Mr. Dorsett, were appointed to serve as members of the Company’s board of directors until the next election of directors or until their earlier resignation or removal.

Newton Dorsett has been a director of SMG Industries, Inc. since November 8, 2021. Mr. Dorsett has over 40 years of experience in the oil and gas industry as an operator, investor and mineral owner. Additionally, Mr. Dorsett has significant experience in various other industries including real estate, oil & gas services, solar and wind energy investments. Newt has been the President and managing member of LouTex Production Company since September 1990. As an entrepreneur and business person, Mr. Dorsett founded Marshall Properties, Inc., LouTex, Trinity Services LLC, Diamond Drilling and various other start-ups past and present. Mr. Dorsett is the proprietor of The Remington Suite Hotel and Spa located in Shreveport, Louisiana. Mr. Dorsett owns and operates extensive farming operations in Southwest Arkansas. Mr. Dorsett has several philanthropic interests serving on Boards, past and present, of Shreveport’s Downtown Development Authority, Christus Highland Foundation, Biomedical Research Foundation, Shreveport/Bossier Rescue Mission. He also served 25 years on the Harrison County Texas Soil & Water Conservation Board. Mr. Dorsett also currently serves on the Louisiana Public Broadcasting Board and is currently President-elect. Mr. Dorsett received a Bachelors of Business Administration and Bachelor of Fine Arts from Southern Methodist University in 1978. He additionally attended Centenary College Executive MBA Program in 1987.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2021	SMG Industries Inc.

	By:	/s/ Allen R. Parrott
	Name:	Allen R. Parrott
	Title:	Chief Financial Officer